SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 26, 2004

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Illinois	1-15659	74-2928353

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800

Houston, Texas 77002

(Address of principal executive offices including Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Item 5. Other Events.

On April 26, 2004, Dynegy Inc. (“Dynegy”) issued a press release announcing the sale of its 16 percent interest in the Indian Basin Gas Processing Plant in Eddy County, N.M.

On April 26, 2004, Dynegy also issued a press release announcing an agreement to settle numerous contested Federal Energy Regulatory Commission (“FERC”) claims relating to western electric energy market transactions that occurred between January 2000 and June 2001. The settlement is subject to final documentation and approval by the FERC and the California Public Utilities Commission. This press release contains statements intended as “forward-looking statements” which are subject to the cautionary statement about forward-looking statements set forth therein.

Dynegy’s April 26th press releases are attached hereto as exhibit 99.1 and exhibit 99.2, respectively, and each is incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements: Not applicable

(b) Pro Forma Financial Information: Not applicable

(c) Exhibits:

Exhibit No.	Document

99.1	Press release dated April 26, 2004 regarding the sale of Indian Basin.

99.2	Press release dated April 26, 2004 regarding the California settlement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC. (Registrant)

Dated: April 27, 2004	By:	/s/ J. KEVIN BLODGETT

	Name: Title:	J. Kevin Blodgett Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Document

99.1	Press release dated April 26, 2004 regarding the sale of Indian Basin.

99.2	Press release dated April 26, 2004 regarding the California settlement.